SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 March 23, 2001



                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


     Nevada                          1-8865                    88-0200415
----------------------------    ------------------           -----------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


         2724 North Tenaya Way
             Las Vegas, Nevada                                 89128
----------------------------------------                     -----------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:            (702) 242-7000

                        Item 9. Regulation FD Disclosure

On Tuesday, March 27, 2001, members of senior management of Sierra Health Services, Inc., or Sierra, are scheduled to present at the Banc of America Securities Healthcare Conference in Las Vegas, Nevada. Sierra's presentation is expected to begin at approximately 11:40 a.m., Eastern Standard Time, and will be made available through a live Internet web cast by clicking on the Investor Relations link at www.sierrahealth.com.

Anyone listening to Sierra's presentation will be presumed to have read Sierra's Annual Report on Form 10-K for the year ended December 31, 1999 and the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2000, June 30, 2000 and September 30, 2000.

Any statements made or issued that are not historical facts are forward-looking and should be considered in connection with certain cautionary statements contained in our Current Report on Form 8-K dated March 20, 2001. Such statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and identify important risk factors that could cause our actual results to differ materially from those expressed in any projected, estimated or forward-looking statements relating to Sierra.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SIERRA HEALTH SERVICES, INC.
                                  -----------------------------------
                                  (Registrant)


Date:  March 23, 2001             /S/ PAUL H. PALMER
                                  -----------------------------------
                                  Paul H. Palmer
                                  Vice President
                                  Chief Financial Officer and Treasurer
                                  (Chief Accounting Officer)